Exhibit 32

Certification Of Chief Executive Officer And Chief Financial Officer

pursuant to 18 U.S.C. § 1350 adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Martin J. Leestma and Gregory A. Effertz, the Chief Executive Officer and Chief Financial Officer, respectively, of Retek, Inc. hereby certify pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) the accompanying Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Retek Inc.

Date: March 14, 2005	/s/ MARTIN J. LEESTMA Martin J. Leestma Chief Executive Officer

Date: March 14, 2005	/s/ GREGORY A. EFFERTZ Gregory A. Effertz Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary